Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events
Subsequent Events

19. Subsequent Events

In March, 2013, the Company’s board of directors approved the Company’s payment of a cash dividend of $0.15 per ordinary share ($0.15 per ADS) directly from the additional paid-in capital account, which will be payable on or about May 30, 2013 to shareholders of record as of the close of business on April 10, 2013. Dividends to be paid to the Company’s ADS holders through the deposit bank will be subject to the terms of the deposit agreement, including the fees and expenses payable thereunder.

In March, 2013, the Company closed the transaction of its new share issuance to the management team, as announced on December 10, 2012. Through this transaction, the Company issued an aggregate of 17,790,125 ordinary shares of the Company to Kanrich Holdings Limited (“Kanrich”), a British Virgin Islands company established by Mr. Xin Zhou and other members of the Company’s management, and controlled by Mr. Xin Zhou, for an aggregate purchase price of approximately $62.6 million. In December 2012, the Board also approved that the Company would use the proceeds from the share issuance to repurchase the Company’s American depositary shares (“ADSs”) on the open market in compliance with applicable law and in a manner consistent with market conditions and the interests of its shareholders. As of April 17, 2013, the Company has repurchased 3,158,933 shares of ADSs on the open market at an average price of $4.69 during 2013.